EXHIBIT 10.24

                              STOCKHOLDER AGREEMENT

     STOCKHOLDER AGREEMENT (the "AGREEMENT") dated as of August 27, 1999 among ALFRED WEST, a resident of the State of New York, AT Econ Limited Partnership and AT Econ LTD. Partnership No. 2 (collectively, "STOCKHOLDER"), VIATEL, INC., a Delaware corporation ("PARENT"), VIATEL ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent ("PARENT SUBSIDIARY"), and DESTIA COMMUNICATIONS, INC., a Delaware corporation ("COMPANY").

                              W I T N E S S E T H:

     WHEREAS, Parent, Company and Parent Subsidiary are entering into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which Parent will acquire all of the outstanding shares of voting common stock, $0.01 par value per share (the "VOTING SHARES"), and all of the outstanding shares of non-voting common stock, $0.01 par value per share (the "NON-VOTING SHARES," and together with the Voting Shares, the "COMMON STOCK"), of the Company pursuant to a merger of Parent Subsidiary with and into Company (the "MERGER");

     WHEREAS, Stockholder collectively owns, as of the date hereof, 11,428,076 shares of Common Stock (the "EXISTING SHARES," and together with any shares of Common Stock acquired by Stockholder after the date hereof and prior to the termination hereof, the "SHARES");

     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and in reliance upon Stockholder's representations, warranties, covenants and agreements hereunder, Parent and Parent Subsidiary have requested that Stockholder agree, and Stockholder has agreed, to enter into this Agreement; and

     WHEREAS, this Agreement is being entered into concurrently with the execution of the Merger Agreement;

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Merger Agreement.

1. AGREEMENT TO VOTE. Stockholder hereby agrees that, during the term this Agreement, at any meeting of the stockholders of Company, however called, and in any action by consent of the stockholders of Company, however taken, Stockholder shall cause the Shares to be present for quorum purposes and to vote at such meeting and shall cause the Shares to be voted in any such consent, and in either case, shall: (a) vote the Shares in favor of the adoption of the Merger Agreement; (b) vote the Shares against any action or agreement that would, or could reasonably be expected to, result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or that would result in a failure to satisfy any condition on the part of the Company or its stockholders to be satisfied


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under the Merger Agreement;  (c) vote the Shares against any action or agreement that would, or could reasonably be expected to, impede, interfere with, delay, postpone or attempt to discourage the Merger, including, but not limited to, (i) any extraordinary corporate transaction (other than the Merger), such as a
merger,  other  business   combination,   recapitalization,   reorganization  or
liquidation, involving Company (a "BUSINESS COMBINATION TRANSACTION"), (ii) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries (as defined in the Merger Agreement), (iii) any change in the management or board of directors of Company, except as otherwise agreed to in writing by Parent, (iv) any material change in the present capitalization of the Company or (v) any other material change in the corporate structure or business of Company; and (d) without limiting the foregoing, consult with Parent prior to any such meeting or consent and, in either case, vote such Shares in such manner as is determined by Parent to be in compliance with the provisions of this
Section 1. Stockholder acknowledges receipt and review of a copy of the Merger Agreement. In furtherance of this Section 1, Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by it, and each of them individually, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote the Shares at any meeting of the stockholders of the Company called with respect to any of the matters specified in this Agreement. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Except as otherwise provided for herein, Stockholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and
(iii) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (as defined in the Merger Agreement). Notwithstanding any other provision of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement pursuant to
Section 4.

2. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. Alfred West, AT Econ Ltd. Partnership and AT Econ Ltd. Partnership No. 2 represent and warrant to Parent and Parent Subsidiary with respect to that part of the Existing Shares owned by it as follows:

     2.1 OWNERSHIP OF SHARES. On the date hereof, Stockholder is the sole record and beneficial owner of the Existing Shares, except as set forth on Schedule 2.1 attached hereto. For purposes of this Agreement, beneficial ownership of securities shall be determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). On the date hereof and at the Closing Date (as defined in the Merger Agreement), neither Stockholder nor any Affiliate (as defined in the Merger Agreement) of Stockholder (other than Company) owns or will own, of record or beneficially, solely or jointly with others, (i) any shares of Common Stock other than the Existing Shares and shares of Common Stock acquired upon the exercise of employee stock options granted by the Company and listed on Schedule 2.1 attached hereto or (ii) any securities convertible into or exchangeable or exercisable for shares of Common Stock or any rights to acquire any shares of Common Stock other than employee stock options granted by Company and listed on
Schedule 2.1 attached hereto. Except as set forth on Schedule 2.1 attached hereto, Stockholder currently has with respect to the Existing Shares, and



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at Closing  will have with  respect to the Shares,  good,  valid and  marketable title, free and clear of all liens, encumbrances, restrictions, options, warrants, rights to purchase, voting agreements or voting trusts, and claims of every kind (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable federal and state securities laws). Stockholder has not and will not pledge more than 2,730,000 of the Existing Shares.

     2.2 POWER; BINDING AGREEMENT. Stockholder has the full legal right, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party including, without limitation, any voting agreement, stockholder agreement or voting trust. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms. Neither the execution or delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will (a) require any consent or approval of or filing with any third party, including any governmental or other regulatory body, other than filings required under the federal securities laws and consents or waivers listed on
Schedule 2.2 attached hereto, all of which have been obtained, or (b) constitute a violation of, conflict with or constitute a default under, any material contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Stockholder is a party or by which Stockholder or his material property is bound.

     2.3 FINDER'S FEES. No person or entity is, or will be, entitled to any commission or finder's fees from Stockholder in connection with this Agreement or the transactions contemplated hereby exclusive of any commission or finder's fees referred to in the Merger Agreement.

3. REPRESENTATIONS AND WARRANTIES OF PARENT. Each of Parent and Parent Subsidiary represents and warrants to Stockholder as follows:

     3.1 AUTHORITY. Each of Parent and Parent Subsidiary has the full legal right, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by each of Parent and Parent Subsidiary will not violate or conflict with any other agreement to which it is a party. This Agreement has been duly executed and delivered by each of Parent and Parent Subsidiary and constitutes a legal, valid and binding agreement of each of Parent and Parent Subsidiary, enforceable against Parent and Parent Subsidiary in accordance with its terms. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby by each of Parent and Parent Subsidiary will (a) require any consent or approval of or filing with any third party, including any governmental or other regulatory body, other than filings required under the federal securities laws, or (b) constitute a violation of, conflict with or default under, any material contract (including any registration rights), commitment, agreement, understanding, arrangement or other restriction of any kind to which Parent or Parent Subsidiary is a party or by which either of them or their material property is bound.

     3.2 FINDER'S FEES. No person or entity is, or will be, entitled to any commission or finder's fee from Parent or Parent Subsidiary in connection with this Agreement or the



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transactions  contemplated  hereby  exclusive of any commission or finder's fees referred to in the Merger Agreement.

4. TERMINATION. The term of this Agreement commences upon the execution and delivery of this Agreement by all of the parties hereto and continues until it is terminated in accordance with its terms. This Agreement shall terminate on the earliest of (a) the Effective Time (as defined in the Merger Agreement) or
(b) the date 180 days after the termination of the Merger Agreement in accordance with its terms; provided, however, the termination of this Agreement shall be immediate if the Merger Agreement is terminated pursuant to Sections 7(a)(i), 7(a)(ii), 7(a)(iii), 7(a)(vi), 7(a)(vii) or 7(a)(ix); and, provided, further, (i) the provisions of Sections 5 and 9 through 18 shall survive any termination of this Agreement, (ii) the provisions of Sections 6.3, 6.4 and 7 shall survive the termination of this Agreement if this Agreement terminates pursuant to clause (a) above and (iii) the provisions of Sections 2 and 3 shall survive for a period of one year after any termination of this Agreement.

5. EXPENSES. Except as provided in Section 7, each party hereto will pay all of its expenses in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its counsel and other advisers.

6. COVENANTS

     6.1 Except in accordance with the provisions of this Agreement, Stockholder (and the Company, pursuant to Section 6.8 hereof) agrees, prior to the termination of this Agreement as provided in Section 4 above, not to, directly or indirectly:

          (a) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or otherwise by operation of law), or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares, provided, however, that Stockholder may transfer Shares, with the prior written consent of Parent, which shall not be unreasonably withheld, to a trust of which there are no beneficiaries other than the parents, spouse or children of Stockholder, or otherwise make transfers for estate planning purposes, so long as the trust and the trustee(s), or other transferee, thereof deliver a written agreement to Parent, reasonably acceptable to Parent, to be bound by the restrictions set forth in this Agreement, and Parent receives an opinion of counsel reasonably satisfactory to it that this Agreement is binding upon such trust and the trustee(s), or other transferee, thereof, as if such trust and trustee(s), or other transferee, were Stockholder. Any action taken in violation of this
Section 6.1(a) shall be void and of no effect;

          (b) grant any proxies with respect to any Shares, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or

          (c) take any action to solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, an Acquisition Proposal (as defined in the Merger Agreement) or engage in negotiations or discussions with any person or entity (or group of persons and/or entities) other than Parent or its Affiliates concerning, or provide any




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non-public  information  to any  person or entity  relating,  to an  Acquisition
Proposal or otherwise assist or facilitate any effort or attempt by any person or entity (other than Parent and Parent Subsidiary) to make or implement an Acquisition Proposal. Stockholder will immediately cease and terminate any
existing  solicitation,   initiation,  encouragement,  activity,  discussion  or
negotiation on his part with any parties conducted heretofore with respect to any proposed, potential or contemplated Acquisition Proposal, and will notify Parent promptly if he becomes aware of any Acquisition Proposal or any request for non-public information in connection with an Acquisition Proposal or for access to the properties, books or records of the Company by any person or entity that informs the Company (or its officers, directors, representatives, agents, Affiliates or associates) that it is considering making or has made an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate the identity of the offeror and the terms and conditions of such proposal, inquiry or contact. The foregoing provisions of this Section 6.1(c), however, shall not restrict Stockholder, solely in his capacity as a member of the Company Board (as defined in the Merger Agreement), from voting to take actions permitted under Section 5(h) of the Merger Agreement, and shall not restrict Stockholder, solely in his capacity as an executive officer of the Company, from taking actions authorized and directed by the Company Board so long as such actions will not cause the Company to breach or result in the Company being in breach of any provisions of the Merger Agreement.

     6.2 Stockholder agrees, during the term of this Agreement, to notify Parent promptly of the number of any shares of Common Stock acquired by Stockholder after the date hereof.

     6.3 Stockholder agrees that neither he nor any of his Affiliates will, directly or indirectly, unless in any such case specifically invited in writing to do so by the board of directors of Parent, for a period of two years after the Effective Time, except as otherwise expressly set forth in this Agreement or in the Merger Agreement: (i) individually or together with one or more persons or entities, acquire, offer to acquire or agree to acquire, or participate in the financing of any acquisition of, beneficial ownership of any securities of Parent entitled to vote in the general election of directors (other than securities distributed generally to all holders of a class of securities, and restricted stock distributed to Stockholder pursuant to his employment agreement with Parent), or securities convertible into or exchangeable or exercisable for such securities (other than stock options) (collectively, "SECURITIES"); (ii) initiate, propose, engage or otherwise participate in the solicitation of stockholders or their proxies for approval of one or more stockholder proposals (including, without limitation, the election of directors, any amendment to the charter or bylaws, or any Business Combination Transaction) with respect to Parent; (iii) otherwise act alone or in concert with any other person or entity to seek to influence or control the management, board of directors, policies or affairs of Parent, or to solicit, propose or encourage any other person or entity with respect to any form of Business Combination Transaction with Parent, or to solicit, make or propose or encourage any other person or entity with respect to, or announce an intent to make, any tender offer or exchange offer for any Securities; (iv) request Parent or its board of directors, officers, employees or agents, to amend or waive, or seek any modification to, any provision of this Section 6.3; or (v) take any action designed to or which can reasonably be expected to require Parent to make a public announcement regarding any of the matters referred to in this Section 6.3. This Section 6.3 shall not prohibit any action by Stockholder solely in his capacity as a director of Parent, or solely in his capacity as an executive officer of the Company, from taking actions authorized and directed by the Parent Board (as defined in the Merger Agreement). Notwithstanding the



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provisions  of  Section  4, this  Section  6.3 shall  terminate  immediately  if
Stockholder ceases to be a director of the Parent Board because Parent has breached its obligations under Section 6.7.

     6.4 Stockholder agrees that for a period of one year following the Effective Time (the "LOCK-UP PERIOD"), Stockholder will not, without the prior written consent of Parent, directly or indirectly, offer, offer to sell, sell, contract to sell, grant any option for the purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any beneficial interest in (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or otherwise by operation of law) ("Transfer") any Parent common stock, par value $0.01 per share ("PARENT COMMON STOCK"), or any securities convertible into or exchangeable or exercisable for any shares of Parent Common Stock or any other rights to acquire shares of Parent Common Stock (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or otherwise) either beneficially owned by Stockholder as of the Effective Time or acquired by Stockholder during the Lock-up Period as a result of the exercise of options. Notwithstanding the foregoing, the undersigned may
(i) Transfer shares of Parent Common Stock as a bona fide gift or gifts, provided that Stockholder provides prior written notice of such gift or gifts to Parent and the donee or donees thereof deliver a written agreement to Parent, reasonably acceptable to Parent, to be bound by the restrictions set forth herein as if such donee or donees were Stockholders; (ii) on one occasion, Transfer up to 225,000 shares of Parent Common Stock; and (iii) Transfer shares of Parent Common Stock, with the prior written consent of Parent, which shall not be unreasonably withheld, to a trust of which there are no beneficiaries other than the parents, spouse or children of Stockholder, or otherwise make transfers for estate planning purposes, so long as the trust and the trustee(s), or other transferee, thereof deliver a written agreement to Parent, reasonably acceptable to Parent, to be bound by the restrictions set forth in this Agreement, and Parent receives an opinion of counsel reasonably satisfactory to it that this Agreement is binding upon such trust and the trustee(s), or other transferee, thereof, as if such trust and trustee(s), or other transferee, were Stockholder. Any Transfer of Parent Common Stock in violation of this Section
6.4 shall be void and of no effect.

     6.5 Notwithstanding the provisions of Section 4, Sections 6.3 and 6.4 shall terminate immediately upon any termination of Stockholder's employment agreement with Parent by Stockholder for Good Reason or any termination of Stockholder's employment agreement by Parent without Cause ("Good Reason" and "Cause" shall have the meanings set forth in such employment agreement).

     6.6 For purposes of clause (i) of the definition of "Change of Control" in the Company's 1999 Flexible Incentive Plan, Stockholder hereby designates Parent and Parent Subsidiary. From the date hereof through the termination of this Agreement pursuant to Section 4, this designation shall be irrevocable.

     6.7 Parent agrees that Stockholder and a Stockholder Nominee (as defined below) will become members of the Parent Board as of the Effective Time. Following the time when Stockholder and Stockholder Nominee, respectively, become members of the Parent Board, and continuing for so long as Stockholder directly owns at least 10% of the outstanding shares of Parent Common Stock, Parent agrees to cause Parent Board to nominate Stockholder and Stockholder Nominee, respectively, for election as members of the Parent Board at each annual


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meeting of  stockholders  of Parent at which such director is up for re-election and to recommend to its stockholders a vote in favor of, and to solicit proxies from its stockholders voting in favor of, the election of Stockholder and Stockholder Nominee as members of Parent Board, all in the same manner and to the same extent, and in accordance with the same procedures applicable to the election of members of the Parent Board generally. If at any time Stockholder directly owns less than 10% of the outstanding shares of Parent Common Stock, but at least 5% of the outstanding shares of Parent Common Stock, Parent's obligations set forth above in this Section 6.7 shall apply to Stockholder (and not Stockholder Nominee) unless, at the first such time or within 30 days thereafter, Stockholder gives written notice to Parent that such obligations shall thereafter apply to Stockholder Nominee (and not Stockholder). As used herein, "STOCKHOLDER NOMINEE" shall mean such person designated by Stockholder, who qualifies as an independent director of Parent for purposes of Rule 4200(a)(13) of the Rules of the National Association of Securities Dealers, Inc. and is reasonably acceptable to the non-employee directors of Parent, to serve on the Parent Board. Notwithstanding the foregoing, Parent's obligations under this Section 6.7 as to Stockholder shall immediately cease upon the occurrence of any of the following events: (i) Stockholder chooses not to serve as a member of the Parent Board, (ii) the stockholders of Parent do not re-elect Stockholder as a member of Parent Board at the annual meeting of stockholders of Parent at which Stockholder is up for re-election or (iii) the Parent Board removes Stockholder as a member of the Parent Board in accordance with the Parent Board's fiduciary duties (provided, that no such removal shall be affected without at least 15 days prior written notice to Stockholder stating with specificity the grounds for such removal, and a reasonable opportunity for Stockholder to be heard as to why such contemplated removal should not be approved). Notwithstanding the foregoing, Parent's obligations under this
Section 6.7 as to Stockholder Nominee shall immediately cease upon the occurrence of any of the following events: (i) Stockholder Nominee chooses not to serve as a member of the Parent Board, (ii) the stockholders of Parent do not re-elect Stockholder Nominee as a member of Parent Board at the annual meeting of stockholders of Parent at which Stockholder Nominee is up for re-election or
(iii) the Parent Board removes Stockholder Nominee as a member of the Parent Board in accordance with the Parent Board's fiduciary duties (provided, that no such removal shall be affected without prior written notice to Stockholder Nominee stating with specificity the grounds for such removal, and a reasonable opportunity for Stockholder Nominee to be heard as to why such contemplated removal should not be approved); provided, however, Stockholder shall be entitled to designate a replacement Stockholder Nominee so long as Stockholder continues to directly own at least 10% of the outstanding shares of Parent Common Stock.

     6.8 The Company recognizes and agrees to use commercially reasonable efforts to enforce the Transfer restrictions placed on the Shares under this Agreement.

7. REGISTRATION RIGHTS.

     7.1 DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

          "COMMISSION"   means  the  United  States   Securities   and  Exchange
Commission or any other federal agency at the time administering the Securities Act.


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          "REGISTRABLE  SECURITIES"  means all the shares of Parent Common Stock received by Stockholder at the Effective Time, together with any additional Parent Common Stock received by Stockholder as a result of any stock dividend, extraordinary dividend or distribution, split-up, recapitalization, combination, exchange of shares, exercise of stock options or the like and involving the Parent Common Stock received by Stockholder at the Effective Time; provided, however, such securities shall cease to be Registrable Securities when they become freely saleable to the public under Rule 145(d) and Rule 144(k) under the Securities Act, without volume limitation, as the case may be.

          "REGISTRATION EXPENSES" means all expenses incurred by Parent incident to Parent's performance of this Section 7, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all printing expenses, the fees and disbursements of counsel for Parent and of Parent's independent public accountants, the fees and disbursements of one counsel for Stockholder (provided that such expense shall be limited to $3,500 for registration statements filed pursuant to Section 7.3, and shall be available on only two occasions for registration statements filed pursuant to Section 7.3), including the expenses of "comfort" letters, its expenses incurred in connection with any "roadshow" presentations in which it may participate and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities.

          "SELLING EXPENSES" means all expenses incurred by Stockholder incident to Stockholder's performance of this Section 7, including, without limitation, all underwriting discounts and commissions, the fees and disbursements of its advisors, including his counsel (other than the fees and expenses covered under the defined term "Registration Expenses") and his accountants, and his expenses incurred in connection with any "roadshow" presentations in which he may participate.

          "EFFECTIVE PERIOD" means the period Parent is required to maintain the effectiveness of a registration statement pursuant to Section 7.2 or 7.3, as the case may be.

     7.2 REQUESTED REGISTRATION.

          (a) Upon the written request (the "REQUEST") of Stockholder, on two occasions, Parent shall promptly cause to be filed under the Securities Act a registration statement on such form as selected by Stockholder (which form shall be subject to the approval of Parent, which shall not be unreasonably withheld) of all or such portion of the Registrable Securities so requested by Stockholder, and Parent shall take reasonable actions to effect, as soon as practicable, subject to the reasonable cooperation of Stockholder, within 90 days after the Request is received from Stockholder, the registration under the Securities Act, of the Registrable Securities which Parent has been so requested to register by Stockholder.

          (b) EXPENSES. Parent shall pay the Registration Expenses in connection with any registration effected pursuant to this Section 7.2 and Stockholder shall pay the Selling Expenses in connection with any registration effected pursuant to this Section 7.2.

          (c) EFFECTIVE REGISTRATION STATEMENT. Notwithstanding anything to the contrary herein, a registration requested pursuant to this Section 7.2 shall not be deemed to have been effected unless a registration statement with respect thereto has become effective and remains effective, without interruption by any stop order for a period of more than five days (whether or not contiguous), until the earlier of (i) 120 days following the effective date of such registration or (ii) the date when Parent Shares sought to be offered and sold pursuant thereto are in fact offered and sold in accordance with the terms of such offering. Notwithstanding the foregoing, a registration statement used in connection with a non-underwritten offering shall not be deemed to have been effected if (i) except during a Delay Period (as defined in Section 7.6), such registration statement is not amended or supplemented within 10 business days after the date on which it becomes necessary to amend or supplement it or (ii) during a Delay Period, Stockholder elects, within 10 days after the commencement of the Delay Period, to discontinue his resale participation in such registration statement.

          (d) PRIORITY OF RIGHTS. Whenever Parent shall effect a registration pursuant to Section 7.2(a), holders of securities of Parent who have "piggyback" registration rights may include all or a portion of such securities in such registration statement; provided, however, that if such registration relates to an underwritten offering, and the managing underwriter shall inform Parent by letter of its belief that the number or type of securities of Parent requested by holders of the securities of Parent other than Stockholder to be included in such registration would materially and adversely affect the underwritten public offering, then Parent shall include in such registration, to the extent of the number and type of securities which Parent is so advised can be sold in such Public Offering, first, all of the Registrable Securities specified by Stockholder in the Request and second, for each holder of Parent's securities other than Stockholder, the fraction of each holder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of Parent that such holder proposes to include in such registration by (ii) the total number of securities proposed to be included in such registration by all holders other than Stockholder.

          (e) SELECTION OF UNDERWRITERS. If Stockholder so requests, the registration contemplated by Section 7.2(a) shall be for an underwritten public offering. In connection with any such underwritten public offering, (a) Parent shall promptly select the managing underwriter subject to the approval of Stockholder (which approval shall not be unreasonably withheld, delayed or conditioned by Stockholder), and (b) if he so desires, Stockholder may promptly select the co-managing underwriter subject to the approval of Parent (which approval shall not be unreasonably withheld, delayed or conditioned by Parent).

          (f) LIMITATIONS ON REGISTRATION. Parent shall not be required to file a registration statement pursuant to this Section 7.2 which would become effective within 180 days following the effective date of a registration statement (other than a registration statement filed on Form S-4 or S-8 or any successor form of limited purpose) filed by Parent with the Commission pertaining to any public offering of common stock, or securities convertible into or exchangeable for common stock, for the account of Parent or an underwritten offering of common stock, or securities convertible into or exchangeable for common stock, for another holder of securities of Parent. In addition, if, in the good faith determination of Parent's board of directors, a registration would adversely affect certain activities of Parent to the material detriment of Parent, then Parent may at its option direct that such registration be delayed for a period not in excess of 90 days in the aggregate from the date of Parent's receipt of the Request or from the first date upon which Parent is required to effect the registration contemplated by Section 7.2, as applicable.

          (g) REGISTRATION PROCEDURES. In connection with a registration statement prepared by Parent pursuant to this Section 7.2, Parent (a) shall furnish to Stockholder, a reasonable period of time prior to the filing thereof with the Commission, a copy of the registration statement and each amendment thereto or each amendment or supplement to the prospectus included therein, and shall use its reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as Stockholder reasonably may propose; and
(b) if at any time the Commission shall issue any stop order suspending the effectiveness of a registration statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the sale of securities under state securities or blue sky laws, Parent shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     7.3 PIGGYBACK REGISTRATION.

          (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If Parent at any time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2, S-3 or any successor or similar form(s) (except registrations on such forms or similar forms solely for registration of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) debt securities which are not convertible into Common Stock), whether or not for sale for its own account, it shall each such time give written notice to Stockholder of its intention to do so at least 20 days prior to the anticipated filing date of a registration statement with respect to such registration with the Commission. Upon the written request of Stockholder made as promptly as practicable and in any event within 10 days after the receipt of any such notice, which request shall specify the Registrable Securities intended to be disposed of by Stockholder, Parent shall use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which Parent has been so requested to register by Stockholder; provided, however, that at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Parent may elect to delay or not proceed with such registration If Parent elects to delay or not proceed with such registration, it shall give written notice of such determination to Stockholder and Parent shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If such registration relates to an underwritten offering, any right of Stockholder to participate in such registration pursuant to this Section 7.3 shall be conditioned upon his agreeing to offer and sell Registrable Securities in accordance with the plan of distribution applicable to the other Parent Common Stock sought to be offered and sold in such registration.

          (b) EXPENSES. Parent shall pay the Registration Expenses in connection with any registration effected pursuant to this Section 7.3 and Stockholder shall pay the Selling Expenses in connection with any registration effected pursuant to this Section 7.3.

          (c) SELECTION OF UNDERWRITERS AND FORM OF REGISTRATION STATEMENT. In connection with each public offering effected pursuant to this Section 7.3, Parent (or, if the proposed registration by Parent is pursuant to a contractual demand registration right, the persons or entities who caused such registration statement to be filed) shall select the managing underwriters, if any, and the form of registration statement to be used in connection with any such offering.

     (d)  PRIORITY  IN  PIGGYBACK  REGISTRATIONS.  Notwithstanding  anything  in
Section 7.3 above to the contrary, if the managing underwriter of any underwritten public offering shall inform Parent by letter of its belief that the number or type of Registrable Securities requested to be included in such registration would materially and adversely affect such public offering, then Parent shall promptly notify Stockholder of such fact. If the managing underwriter does not agree to include all (or such lesser amount as Stockholder shall, in his discretion, agree to) of the number of the Registrable Securities initially requested by Stockholder to be included in such registration, then Parent shall include in such registration, to the extent of the number and type which Parent is so advised can be sold in such Public Offering, (i) first, the Parent securities proposed to be sold by Parent or, if the proposed registration by Parent is pursuant to a contractual demand registration right, the Parent Common Stock proposed to be sold by the party making the demand and (ii) second, to the extent additional Parent Shares may be included, that number of Registrable Securities equal to the product of (x) the total number of such additional Parent Shares to be included in such registration multiplied by (y) the fraction whose numerator is the number of Registrable Securities sought to be included in such registration by Stockholder and whose denominator is the total number of Parent Shares sought to be included in such registration by all persons or entities entitled to participate in such registration on a "piggyback" basis.

     (e) EFFECTIVE PERIOD. Parent shall use commercially reasonable efforts to maintain the effectiveness of any registration pursuant to this Section 7.3 until the earlier (i) 90 days following the effective date of such registration or (ii) the date when the securities sought to be offered and sold pursuant thereto are in fact offered and sold in accordance with the terms of such offering.

     7.4 REGISTRATION PROCEDURES.

          (a) In connection with the registration of any Registrable Securities under the Securities Act as provided in Sections 7.2 or 7.3, and subject to the provisions of this Section 7, Parent shall as promptly as practicable:

               (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become and remain effective for the applicable effective period;

               (ii) use reasonable efforts to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for the applicable effective period;

               (iii) furnish to Stockholder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act;

               (iv) use reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as Stockholder shall reasonably request; provided, however, that Parent shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (v) notify Stockholder when a prospectus relating thereto is required to be delivered under the Securities Act and, upon discovery that there has occurred any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of Stockholder use its reasonable efforts to promptly prepare and furnish to Stockholder such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Parents of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (vi) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission;

               (vii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

               (viii) furnish to Stockholder, prior to the filing thereof with the Commission, a copy of the registration statement and each amendment thereto or each amendment or supplement to the prospectus included therein, and shall use its reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as Stockholder reasonably may propose;

               (ix) use reasonable efforts to list all Registrable Securities covered by such registration statement on any national securities exchange or over-the-counter market, if any, on which Registrable Securities of the same class covered by such registration statement are then listed; and

               (x) subject to customary confidentiality obligations, Parent shall permit reasonable access to Stockholder and its counsel and other advisors to its financial statements and its other books and records to permit Stockholder to perform reasonable due diligence.

          Stockholder agrees that upon receipt of any notice from Parent of the happening of an event of the kind described in Section 7.4(v), Stockholder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7.4(v). Stockholder agrees to promptly provide such information regarding himself and his Registrable Securities as Parent may from time to time reasonably require for inclusion in any registration statement under Section 7.2 or 7.3.

     7.5 UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten public offering by Stockholder pursuant to a registration requested under Section 7.2, Parent shall enter into an underwriting agreement with such underwriters for such public offering, such agreement to be reasonably satisfactory in substance and form to Parent, Stockholder and the underwriters, and to contain such representations and warranties by Parent and Stockholder and such other terms as are generally prevailing in agreements of that type, including, without limitation, customary indemnities and contribution provisions generally prevailing in agreements of that type. Stockholder shall cooperate with Parent in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of Parent regarding the form and substance thereof. Stockholder shall be a party to such underwriting agreement.

     7.6 DELAY PERIODS. If at any time after the effectiveness of a registration statement under Section 7.2 or 7.3 but prior to the expiration of the related effectiveness period, counsel to Parent (which counsel shall be experienced in securities laws matters) determines in good faith that it is reasonable to conclude that the compliance by Parent with its disclosure obligations in connection with such registration statement may require the disclosure of information which the Board of Directors of Parent has identified as material and which the Board of Directors has determined that Parent has a bona fide business purpose for preserving as confidential, then Parent shall not be required to maintain the effectiveness thereof or amend or supplement such registration statement for a period (a "DELAY PERIOD") expiring three business days after the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material or Parent is able to so comply with its disclosure obligations and Commission requirements or
(B) 90 days after Parent notifies Stockholder of such good faith determination. The effectiveness period of such registration statement will be extended for a period equal to the duration of such Delay Period. Parent will notify Stockholder of such Delay Period as soon as practicable after the Board of Directors makes such determination. Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Delay Period. Stockholder agrees that (x) upon receipt of such notice of a Delay Period he will forthwith discontinue disposition of securities pursuant to such registration statement and (y) will not deliver any prospectus forming a part of the registration statement in connection with any sale of Registrable Securities until the expiration of such Delay Period.

     7.7 HOLDBACK AGREEMENTS. Stockholder agrees that, upon the request of and only to the extent required of other executive officers of Parent by the underwriter(s) managing any registration of Parent Common Stock under the Securities Act by Parent (except to the extent Stockholder is participating as a selling securityholder pursuant to this Agreement), he will not, without the prior written consent of such underwriters, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of such registration, sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of, or enter into any other hedging or similar transaction with respect to, any Parent Shares, or any securities convertible into or exchangeable for Parent Shares.

     7.8 INDEMNIFICATION AND CONTRIBUTION.

          (a) INDEMNIFICATION BY PARENT. In the event of any registration of any securities of Parent under the Securities Act in which Stockholder is a selling stockholder, Parent shall, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to this Section 7, Stockholder and his agents and Affiliates and, to the extent required by any underwriting agreement entered into by Parent, each other person or entity who participates as an underwriter in the registration statement and each other person or entity who controls any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (whether arising in connection with any actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and Parent shall reimburse Stockholder and each such agent or Affiliate and, to the extent required by an underwriting agreement entered into by Parent, any underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding described in this clause (a); provided that, Parent shall be required to reimburse fees and expenses with respect to more than one firm of attorneys (in addition to any local counsel) for all of the indemnified parties only to the extent that any of the indemnified parties shall have differing interests from any other indemnified party; and, provided, further, that Parent shall not be liable in any such case to the extent that:
(i) any such loss, claim, damage or liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Parent by or on behalf of Stockholder specifically stating that it is for inclusion in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, (ii) with respect to any preliminary prospectus or prospectus (if such prospectus has then been amended or supplemented) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon a sale of Registrable Securities to a person or entity to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the prospectus (or of the prospectus as then amended or supplemented) if Parent has previously furnished copies thereof to Stockholder a reasonable time in advance and the loss, claim, damage, liability or expense of Stockholder results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the preliminary prospectus (or the prospectus) which was corrected in the prospectus (or the prospectus as amended or supplemented), or (iii) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any action or failure to act by Stockholder that is found in a final judicial determination (or a settlement tantamount thereto) to constitute bad faith, willful misconduct or gross negligence on the part of Stockholder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Stockholder or any such director, officer, agent or Affiliate or controlling person and shall survive the transfer of such securities by Stockholder.

          (b) INDEMNIFICATION BY STOCKHOLDER. If any Registrable Securities are included in any registration statement, Stockholder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.8(a)) Parent, each director, officer and employee, agent and Affiliate of Parent and, to the extent required by any underwriting agreement entered into by Stockholder, each other person or entity who participates as an underwriter in the registration statement or sale of such securities and each other person or entity who controls any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Parent by or on behalf of Stockholder specifically stating that it is for inclusion in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, in no event shall the liability of Stockholder under this
Section 7.8(b) exceed the proceeds obtained by the sale of Stockholder's Registrable Securities in any such registration.

          (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding Sections 7.8(a) and (b), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7.8, except to the extent that the indemnifying party is prejudiced by such failure. The indemnified party shall be entitled to receive the indemnification payments described herein after providing such written notice to the indemnifying party. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. The indemnified party shall be entitled to separate counsel to the extent contemplated in Sections 7.8(a) and 7.8(b). Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which shall not be unreasonably withheld, delayed or conditioned, unless such indemnifying party shall not have satisfied its current reimbursement obligations hereunder within 30 days after the initial written request by the indemnified party therefor. Notwithstanding the previous sentence, the indemnifying party shall not be liable for any settlement unless the indemnifying party receives an unconditional release from all liability on claims that are the subject matter of such action, suit or proceeding. Consent of the indemnified party shall be required for the entry of any judgment or to enter into a settlement only when such judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation or if such judgment or settlement includes an admission of fault by the indemnified party.

          (d) CONTRIBUTION.  If the indemnification provided for in this Section
7.8 shall for any reason be held by a court to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Sections 7.8(a) and 7.8(b) hereof, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same) in such proportion as is appropriate to reflect the relative fault of Parent on one hand and Stockholder on the other that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or, to the extent both Parent and Stockholder sell shares pursuant to such registration statement, and if the allocation provided above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by Parent on one hand and Stockholder on the other. No person or entity guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. In addition, no person or entity shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such person's or entity's written consent, which consent shall not be unreasonably withheld; provided, however, in no event shall the liability of any Stockholder under this subsection exceed the proceeds obtained by the sale of such Stockholder's Registrable Securities in any such registration.

     7.9 LIMITATION. Nothing in this Section 7 shall be construed to confer upon Stockholder the right to sell Parent Common Stock in an amount exceeding that allowed by Section 6.4 of this Agreement.

8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as expressly provided otherwise, all representations, warranties, covenants and agreements made by Stockholder or Parent in this Agreement shall survive the termination of this Agreement as set forth in Section 4 and any investigation at any time made by or on behalf of any party.

9. NOTICES. All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein), given in the manner provided in the Merger Agreement, and shall be deemed duly given when received, addressed as follows:

                       If to Parent or Parent Subsidiary:

                       Viatel, Inc.
                       605 Third Avenue
                       New York, New York  10017
                       Attention:  General Counsel
                       Facsimile:  (212) 350-7493

                       With a copy to:

                       Kelley Drye & Warren LLP
                       Two Stamford Plaza
                       281 Tresser Blvd.
                       Stamford, Connecticut  06901-3229
                       Attention:  John T. Capetta, Esq.
                       Facsimile:  (203) 964-3188

                       If to Stockholder:

                       Alfred West
                       1712 57th Street
                       Brooklyn, New York  11201

                       With a copy to:

                       Schulte Roth & Zabel LLP
                       900 Third Avenue
                       New York, New York 10022
                       Attention:  Michael R. Littenberg, Esq.
                       Facsimile:  (212) 593-5955

                       If to Company:

                       Destia Communications, Inc.
                       95 Route 17 South
                       Paramus, New Jersey  07651
                       Attention:  Richard Shorten
                       Facsimile:  (201) 226-4524

                       With a copy to:

                       Cravath, Swaine & Moore
                       Worldwide Plaza
                       825 Eighth Avenue
                       New York, New York  10019
                       Attention:  Richard Hall, Esq.
                       Facsimile:  (212) 474-3700

10. ENTIRE AGREEMENT: AMENDMENT. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings among the parties with respect to such subject matter. This Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by Parent, Parent Subsidiary and Stockholder.

11. LEGEND. In addition to any other legend which may be required by applicable law, each share certificate representing shares which are subject to this Agreement shall have endorsed, to the extent appropriate, upon its face the following words:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

          IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A STOCKHOLDER AGREEMENT DATED AS OF AUGUST 27, 1999 (THE "STOCKHOLDER AGREEMENT"), A COPY OF WHICH IS ON

          FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OF THE SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH STOCKHOLDER AGREEMENT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RIGHTS AND OBLIGATIONS AS SET FORTH IN THE STOCKHOLDER AGREEMENT.

12. ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

13. GOVERNING LAW. EXCEPT AS EXPRESSLY SET FORTH BELOW, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. IN ADDITION, EACH OF STOCKHOLDER, PARENT, PARENT SUBSIDIARY AND COMPANY HEREBY AGREE THAT ANY DISPUTE ARISING OUT OF THIS AGREEMENT SHALL BE HEARD IN THE APPROPRIATE COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND, IN CONNECTION THEREWITH, EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ANY SERVICE OF PROCESS IN CONNECTION WITH ANY DISPUTE ARISING OUT OF THIS AGREEMENT MAY BE GIVEN TO ANY OTHER PARTY HERETO BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT THE RESPECTIVE ADDRESSES SET FORTH IN SECTION 9 ABOVE.

14. INJUNCTIVE RELIEF. The parties agree that in the event of a breach of any provision of this Agreement, the aggrieved party may be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party shall be entitled to obtain in any court of competent jurisdiction a decree of specific performance or to enjoin the continuing breach of such provision, in each case without the requirement that a bond be posted and without having to prove actual damages, as well as to obtain damages for breach of this Agreement. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

15. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed, including execution by facsimile, in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

16. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

17. FURTHER ASSURANCES. Each party hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

18. THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, expressed or implied, shall be construed to give any person or entity other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

          IN WITNESS WHEREOF, Parent, Parent Subsidiary, Stockholder and Company have executed this Agreement or caused this Agreement to be executed by their duly authorized officers, as the case may be, each as of the date and year first above written.

                                   ALFRED WEST


                                   _____________________________________________



                                   AT ECON LTD. PARTNERSHIP


                                   By:_________________________________________
                                   Name:
                                   Title:



                                   AT ECON LTD. PARTNERSHIP NO. 2


                                   By:_________________________________________
                                   Name:
                                   Title:



                                  VIATEL, INC.


                                   By:_________________________________________
                                   Name:
                                   Title:

                                   VIATEL ACQUISITION CORP.


                                   By:_________________________________________
                                   Name:
                                   Title:



                                   DESTIA COMMUNICATIONS, INC.


                                   By:_________________________________________
                                   Name:
                                   Title:

                              SCHEDULES 2.1 AND 2.2


     Alfred and Tamara West have entered into a Loan and Pledge Agreement with Morgan Stanley & Co., International Limited ("MSIL"), dated October 8, 1997 and amended on May 3, 1999, pursuant to which Mr. West pledged 2,730,000 shares of Destia Communications, Inc. as collateral for the loan. A waiver to enter into this Agreement, to be effective as of the date hereof, is being obtained.